This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: December [12], 2002

Renaissance Mortgage Acceptance Corp. 2002-4

Home Equity Loan Asset-Backed Certificates, Series 2002-4

$221,175,000 (Approximate)

Subject to a +/- 10% Variance

Publicly Offered Certificates

(Class A Certificate Insurer)

Class	Principal	Tranche	WAL (Yrs)	Pmt Window	Assumed Final	Expected Ratings
(1,2,3)	Amount ($)	Type	Call/Mat (4)	(Mos) Call/Mat(4)	Maturity	S&P	Moody’s	Fitch
A	184,500,000	Floating Rate Senior	3.05/3.27	1-94/1-205	March 2033	[AAA]	[Aaa]	[AAA]
M-1	15,750,000	Floating Rate Sub	5.33/5.84	37-94/37-167	March 2033	[AA]	[Aa2]	[AA]
M-2	12,375,000	Fixed Rate Sub	5.33/5.75	37-94/37-149	March 2033	[A]	[A2]	[A]
B	8,550,000	Fixed Rate Sub	5.30/5.47	37-94/37-123	March 2033	[BBB]	[Baa2]	[BBB]
Total	$221,175,000

(1)

The certificate principal balances shown in the table above are subject to final rating agency approval and to a +/- 10% variance.

(2)

The Offering Certificates are subject to a 10% Clean-up Call (as described herein).  After the first distribution date on which the Clean-up Call is exercisable, the margin on the Class A Certificates doubles and the related margin on the Class M-1 Certificates will increase by 1.5 times.  After the first distribution date on which the Clean-up Call is exercisable, the related fixed certificate interest rate on the Class M-2 and Class B Certificates will increase by 0.50%.

(3)

See “Net WAC Rate” herein.

(4)

See “Pricing Prepayment Speed” herein.

Seller:

Delta Funding Corporation (“Delta”).

Depositor:

Renaissance Mortgage Acceptance Corp.

Servicer:

Ocwen Federal Bank, FSB (“Ocwen”).

Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

Wachovia Securities, Inc.

Trustee/Custodian:

Wells Fargo Bank Minnesota, National Association (“Wells Fargo”).

Class A Certificate Insurer:

Financial Security Assurance, Inc. (“FSA”).

Rating Agencies:

Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”).

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Statistical Calculation Date:

The close of business on [November 30], 2002.

Cut-off Date:

For each Mortgage Loan in the mortgage pool on the Closing Date, the later of (i) the origination date of the Mortgage Loan or (ii) December 1, 2002.  For each Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of such Mortgage Loan or (ii) the first day of the month in which such Mortgage Loan was acquired.

Pricing Date:

On or about December [12], 2002.

Closing Date:

On or about December [30], 2002.

Settlement Date:

On or about December [30], 2002.

Distribution Date:

The 25th day of each month (or the next succeeding business day) commencing in January 2003.

Offered Certificates:

The “Senior Certificates” will consist of the Class A Certificates.  The “Subordinate Certificates” will consist of the Class M-1, Class M-2 and Class B Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Offered Certificates.”

Accrued Interest:

The Class A and Class M-1 Certificates will settle with no accrued interest.  The Class M-2 and Class B Certificates will settle with accrued interest.  The price to be paid by investors for the Class M-2 and Class B Certificates will include accrued interest from December 1, 2002, up to, but not including, the Settlement Date ([29] days).

Interest Accrual Period:

The interest accrual period with respect to the Class A and Class M-1 Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

The interest accrual period for the Class M-2 and Class B Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

Registration:

The Offered Certificates will be available in book-entry form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:

The Offered Certificates will NOT constitute “mortgage related securities” for purposes of SMMEA.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Initial Mortgage Loans:

As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $147,161,953, consisting of approximately (i) $98,254,719 of fixed-rate Mortgage Loans (the “Initial Fixed-Rate Mortgage Loans”) and (ii) approximately $48,907,234 of adjustable-rate Mortgage Loans (the “Initial Adjustable-Rate Mortgage Loans,” together with the Initial Fixed-Rate Mortgage Loans, the “Initial Mortgage Loans”).  See attached collateral descriptions for more information.

Additional Mortgage Loans:

On or prior to the Closing Date, approximately $[27,838,047] of additional mortgage loans having similar characteristics to the Initial Mortgage Loans will be added to the trust, consisting of (i) approximately $[17,940,075] of additional fixed-rate Mortgage Loans (the “Additional Fixed-Rate Mortgage Loans”) and (ii) approximately $[9,897,972] of additional adjustable-rate Mortgage Loans (the “Additional Adjustable-Rate Mortgage Loans,” together with the Additional Fixed-Rate Mortgage Loans, the “Additional Mortgage Loans”).  On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the “Closing Date Mortgage Loans.”

Pre-Funding Amount:

On the Closing Date, the Trust will deposit no more than $50,000,000 (the “Pre-Funding Amount”) into an account (the “Pre-Funding Account”).  Funds on deposit in the Pre-Funding Account will be used from time to time to acquire subsequent mortgage loans during the Pre-Funding Period, consisting of (i) approximately $[32,222,222] of subsequent fixed-rate Mortgage Loans (the “Subsequent Fixed-Rate Mortgage Loans”) and (ii) approximately $[17,777,778] of subsequent adjustable-rate Mortgage Loans (the “Subsequent Adjustable-Rate Mortgage Loans,” together with the Subsequent Fixed-Rate Mortgage Loans, the “Subsequent Mortgage Loans”).  It is expected that the composition and characteristics of the Subsequent Mortgage Loans will be similar to those of the Closing Date Mortgage Loans in all material respects.

The “Pre-Funding Period” commences on the Closing Date and ends on the earlier of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $[10,000] and (ii) [January 25, 2003].

To the extent that the Trust does not fully use amounts on deposit in the Pre-Funding Account to purchase Subsequent Mortgage Loans by [January 25, 2003], the Trust will apply the remaining amounts as a prepayment of principal to the Class A Certificates on the Distribution Date in [February 2003].  Although no assurance is possible, it is not anticipated that a material amount of principal will be prepaid on the Class A Certificates from amounts in the Pre-Funding Account.

Pricing Prepayment Speed:

The Offered Certificates were priced based on the following prepayment assumptions:

Fixed-rate mortgage loans:

115% of PPC-F (100% PPC-F is equal to 4% - 20% CPR over 12 months)

Adjustable-rate mortgage loans:

100% of PPC-A (100% PPC-A is equal to 4% - 35% CPR over 30 months)

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Optional Termination:

The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of (i) the aggregate principal balance of the Closing Date Mortgage Loans as of the Cut-off Date and (ii) the amounts on deposit in the Pre-Funding Account on the Closing Date.

Adjusted Net Mortgage Rate:

The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the servicing fee rate and (ii) the trustee fee rate.

Pass-Through Rate:

The “Pass-Through Rate” for any Distribution Date (other than the Distribution Date in January 2003) on the Class A and Class M-1 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) the Net WAC Rate.  The Pass-Through Rate for any Distribution Date (other than the Distribution Date in January 2003) on the Class M-2 and Class B Certificates will be equal to the lesser of (i) the related fixed certificate interest rate and (ii) the Net WAC Rate.

The Pass-Through Rate (for the Distribution Date in January 2003) on the Class A and Class M-1 Certificates will be equal to the One Month LIBOR plus the margin for such Class.  The Pass-Through Rate (for the Distribution Date in January 2003) on the Class M-2 and Class B Certificates will be equal to related fixed certificate interest rate.

Net WAC Rate:

The “Net WAC Rate” for the Offered Certificates for any Distribution Date (other than the Distribution Date in January 2003) is equal to (i) the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans less (ii) the premium rate payable to the Class A Certificate Insurer multiplied by a fraction equal to (a) the balance of the Class A Certificates divided by (b) the aggregate principal balance of the Mortgage Loans plus any remaining amounts in the Pre-Funding Account (with respect to the Class A and Class M-1 Certificates, the result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).

Net WAC Rate

Carryover Amount:

If on any Distribution Date the Pass-Through Rate for any Class of Offered Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the related Pass-Through Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest at the related Pass-Through Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:

Credit enhancement for the Offered Certificates will consist of (i) Excess Interest (as defined below), (ii) overcollateralization (iii) subordination and (iv) with respect to Class A Certficates, the Policy.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement

Percentages:

Initial Credit		Target Credit Enhancement
Enhancement		After Stepdown Date
Rating	Percent	Rating	Percent
AAA/Aaa/AAA	[18.00]%	AAA/Aaa/AAA	[36.00]%
AA/Aa2/AA	[11.00]%	AA/Aa2/AA	[22.00]%
A/A2/A	[5.50]%	A/A2/A	[11.00]%
BBB/Baa2/BBB	[1.70]%	BBB/Baa2/BBB	[3.40]%

Credit Enhancement

Percentage:

The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate principal balance of the Subordinate Certificates and (b) the Overcollateralization Amount divided by (ii) the sum of (a) the aggregate principal balance of the Mortgage Loans and (b) any remaining amounts in the Pre-Funding Accounts.

Excess Interest:

For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Offered Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the Class A Certificate Insurer premium paid and (iv) any unreimbursed draws on the Policy with interest thereon.

Overcollateralization

Amount:

On any Distribution Date, the “Overcollateralization Amount” will be the amount by which the balance of the Mortgage Loans and any remaining amounts in the Pre-Funding Account exceeds the aggregate principal balance of the Offered Certificates.  On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders then entitled to principal to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

On the Closing Date, the Required Overcollateralization Amount will be satisfied.

The Policy:

“The Policy” will guarantee the timely payment of interest and the ultimate payment of principal on the Class A Certificates.  The Policy does not cover (i) the Subordinate Certificates or (ii) any Net WAC Rate Carryover Amount.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Required

Overcollateralization

Amount:

On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:

(i)

prior to the Stepdown Date, [1.70]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the Pre-Funding Amount on the Closing Date.

(ii)

on or after the Stepdown Date,  the greater of:

(a)

the lesser of:

(x)

[1.70]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the amounts on deposit in the Pre-Funding Account; and

(y)

[3.40]% of the current aggregate principal balance of the Mortgage Loans;

(b)

[0.50]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date and the amounts on deposit in the Pre-Funding Account on the Closing Date (the “OC Floor”).

On any Distribution Date during the continuance of (a) a Delinquency Event (whether or not a Cumulative Loss Event is continuing), the Required Overcollateralization Amount will equal the Required Overcollateralization Amount in effect as of the immediately preceding Distribution Date or (b) a Cumulative Loss Event (and a Delinquency Event is not then continuing), the Required Overcollateralization Amount will equal the lesser of (i) the Required Overcollateralization Amount as of the preceding Distribution Date and (ii) [6.00]% of the aggregate pool balance of the mortgage loans as of the end of the related Due Period.  Under no circumstance shall the Required Overcollateralization Amount be less than the OC Floor.

Subordination Required

Overcollateralization

Amount:

On any Distribution Date on or after the Stepdown Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount determined without regard to the OC Floor minimum, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Yield Maintenance

Agreement:

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement to make payments in respect of the Net Rate Cap Carryover Amount to the Offered Certificates.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Delinquency Event:

The three-month rolling average of the percentage of Mortgage Loans 60+ days delinquent exceeds [40.00]% of the Credit Enhancement Percentage provided to the Class A Certificates.

Cumulative Loss Event:

A Cumulative Loss Event will have occurred if cumulative net losses (as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date) exceed the applicable percentages below during the related period of time:

Distribution Dates	Percentages
37-48	[3.00]% for the first month plus an additional 1/12th of [1.25]% for each month thereafter
49-60	[4.25]% for the first month plus an additional 1/12th of [0.65]% for each month thereafter
61-72	[4.90]% for the first month plus an additional 1/12th of [0.40]% for each month thereafter
73-84	[5.30]% for the first month plus an additional 1/12th of [0.20]% for each month thereafter
85 and thereafter	[5.50]%

Stepdown Date:

The earlier to occur of

(i)

the Distribution Date on which the principal balance of the Class A Certificates has been reduced to zero and

(ii)

the later to occur of

(x)

the Distribution Date occurring in January 2006 and

(y)

the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [36.00]%.

Subordination

Increase Amount:

As to any Distribution Date, the lesser of the Subordination Deficiency and Excess Interest.

Subordination Deficiency:

As to any Distribution Date, the excess, if any, of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:

As to any Distribution Date, the lesser of (i) the principal payments received on the Mortgage Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage Loans is distributed to the Offered Certificates).

Allocation of Losses:

Losses not covered by the available credit enhancement will be allocated to the Subordinate Certificates in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1 Certificates).

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Priority of Distributions:

Available funds will be distributed in the following order of priority, in each case, to the extent of funds remaining:

1.

To the servicer and trustee, the related fees and to the Class A Certificate Insurer, the premium payable in respect of the Policy covering the Class A Certificates;

2.

To the Class A Certificates, the related interest due, plus any related interest shortfall;

3.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;

4.

To the Class A Certificates, the Class A Principal Distribution Amount excluding any Subordination Increase Amount;

5.

To the Class A Certificate Insurer, any reimbursement amounts due for prior draws on the Policy with interest thereon;

6.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related Principal Distribution Amount, excluding any Subordination Increase Amount;

7.

To the Offered Certificates, the Subordination Increase Amount, distributed as in priorities 4 and 6 above;

8.

Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;

9.

Sequentially, to the Class A, Class M-1, Class M-2 and Class B Certificates, the related Net WAC Rate Carryover Amount;

10.

To the trustee, reimbursement for any expenses incurred as a result of a servicing transfer related to the resignation or termination of the servicer;

11.

To the residual certificates, any remaining amounts.

Principal Distribution

Amount:

As to any Distribution Date, the lesser of: (i) the balance of the Offered Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Class A  Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class A Certificates.

As to any other Distribution Date, an amount equal to the excess, if any, of (i) the certificate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [67.40]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-1 Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balance of the Class A Certificates has been reduced to zero, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class M-1 Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date, and

(ii)

the certificate principal balance of the Class M-1 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[81.40]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period, minus the OC Floor.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-2 Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balances of the Class A and Class M-1 Certificates have been reduced to zero, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class M-2 Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A Certificates and Class M-1 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date, and

(iii)

the certificate principal balance of the Class M-2 Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

[92.40]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

This information is furnished to you solely by Wachovia Securities, Inc. and not by the Issuer of the securities or any of its affiliates.  Wachovia Securities, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class B Principal

Distribution Amount:

As to any Distribution Date prior to the Stepdown Date and if the certificate principal balances of the Class A, Class M-1 and Class M-2 Certificates have been reduced to zero, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the certificate principal balance of the Class B Certificates.

As to any Distribution Date on or after the Stepdown Date, (x) 100% of the Principal Distribution Amount if the certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:

(a)

the sum of:

(i)

the certificate principal balance of the Class A Certificates, after taking into account distributions of the Class A Principal Distribution Amount for the applicable Distribution Date,

(ii)

the certificate principal balance of the Class M-1 Certificates, after taking into account distributions of the Class M-1 Principal Distribution Amount for the applicable Distribution Date,

(iii)

the certificate principal balance of the Class M-2 Certificates, after taking into account distributions of the Class M-2 Principal Distribution Amount for the applicable Distribution Date, and

(iv)

the certificate principal balance of the Class B Certificates immediately prior to the applicable Distribution Date; over

(b)

the lesser of:

(i)

100.00% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and

(ii)

the balance of the Mortgage Loans as of the last day of the related due period minus the OC Floor.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials are furnished to you solely by Wachovia Securities, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Wachovia Securities, Inc.  nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Wachovia Securities, Inc. Syndicate Desk at (704) 383-7727.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Wachovia Securities, Inc. ("WS") and not by the issuer of the securities or any of its affiliates.  WS is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class A To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	17.34	5.74	3.92	3.05	2.29	1.95	1.66
MDUR (yr)	13.95	5.19	3.65	2.88	2.19	1.88	1.61
First Prin Pay	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03
Last Prin Pay	06/25/31	04/25/18	04/25/13	10/25/10	09/25/08	11/25/07	03/25/07

Class A To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	17.39	6.11	4.20	3.27	2.47	2.10	1.78
MDUR (yr)	13.99	5.45	3.87	3.07	2.35	2.01	1.71
First Prin Pay	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03	01/25/03
Last Prin Pay	11/25/32	09/25/30	11/25/24	01/25/20	01/25/16	02/25/14	07/25/12

Class M-1 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.67	10.41	6.97	5.33	4.26	4.06	4.11
MDUR (yr)	17.70	8.71	6.15	4.83	3.93	3.77	3.82
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	04/25/06	06/25/06	09/25/06
Last Prin Pay	06/25/31	04/25/18	04/25/13	10/25/10	09/25/08	11/25/07	03/25/07

Class M-1 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.81	11.30	7.62	5.84	4.66	4.40	4.53
MDUR (yr)	17.76	9.24	6.60	5.21	4.26	4.05	4.17
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	04/25/06	06/25/06	09/25/06
Last Prin Pay	09/25/32	02/25/28	02/25/21	11/25/16	07/25/13	12/25/11	09/25/10

This information is furnished to you solely by Wachovia Securities, Inc. ("WS") and not by the issuer of the securities or any of its affiliates.  WS is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighted Average Life Tables

Class M-2 To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.67	10.41	6.97	5.33	4.16	3.82	3.67
MDUR (yr)	12.68	7.34	5.43	4.38	3.56	3.31	3.20
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	02/25/06	03/25/06	04/25/06
Last Prin Pay	06/25/31	04/25/18	04/25/13	10/25/10	09/25/08	11/25/07	03/25/07

Class M-2 To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.80	11.17	7.51	5.75	4.50	4.10	3.91
MDUR (yr)	12.70	7.60	5.70	4.61	3.78	3.51	3.37
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	02/25/06	03/25/06	04/25/06
Last Prin Pay	07/25/32	03/25/26	02/25/19	05/25/15	04/25/12	11/25/10	10/25/09

Class B To Call
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.66	10.36	6.93	5.30	4.10	3.71	3.47
MDUR (yr)	11.47	6.93	5.20	4.22	3.42	3.15	2.98
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	01/25/06	01/25/06	01/25/06
Last Prin Pay	06/25/31	04/25/18	04/25/13	10/25/10	09/25/08	11/25/07	03/25/07

Class B To Maturity
FRM Prepay Speed ARM Prepay Speed	0% PPC 0% PPC	50% PPC 50% PPC	85% PPC 75% PPC	115% PPC 100% PPC	150% PPC 150% PPC	175% PPC 175% PPC	200% PPC 200% PPC
WAL (yr)	25.72	10.67	7.15	5.47	4.24	3.82	3.56
MDUR (yr)	11.48	7.03	5.30	4.31	3.51	3.22	3.04
First Prin Pay	06/25/23	05/25/08	08/25/06	01/25/06	01/25/06	01/25/06	01/25/06
Last Prin Pay	03/25/32	10/25/22	06/25/16	03/25/13	08/25/10	06/25/09	07/25/08

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$147,161,953
NUMBER OF LOANS:	1,239

			Minimum		Maximum
AVG CURRENT BALANCE:	$118,774.78		$24,683.18		$449,715.39

WAVG GROSS COUPON:	8.932%		5.990%		13.440%
WAVG GROSS MARGIN:	7.421%		4.440%		11.490%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INT RATE:	8.815%		5.990%		13.440%
WAVG MAX INT RATE:	15.815%		12.990%		20.440%

WAVG NEXT RESET:	32	months	23	months	36	months

WAVG COMB LTV:	77.76%		16.04%		100.00%

WAVG FICO SCORE:	615		469		808

WAVG ORIGINAL TERM:	326	months	60	months	360	months
WAVG REMAINING TERM:	326	months	60	months	360	months
WAVG SEASONING:	0	months	0	months	1	months

TOP PREPAYMENT CONC ($):	81.69 % Prepayment Penalty, 18.31 % No Prepayment Penalty
WAVG REMAINING PREPAY TERM:	29	months	11	months	36	months

TOP STATE CONC ($):	22.80 % New York, 11.48 % Illinois, 9.79 % New Jersey
MAXIMUM ZIP CODE CONC ($):	0.99% 11207

FIRST PAY DATE:			Nov 01, 2002		Feb 02, 2003
NEXT RATE CHANGE DATE:			Oct 01, 2004		Jan 01, 2006
MATURE DATE:			Nov 01, 2007		Jan 02, 2033

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Fixed Rate	869	98,254,718.91	66.77
3/27 ARMS	246	32,986,250.09	22.41
2/28 ARMS	124	15,920,983.64	10.82
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Current	1,239	147,161,952.64	100.00
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
24,683 - 50,000	183	7,677,261.69	5.22
50,001 - 100,000	459	33,930,660.65	23.06
100,001 - 150,000	277	34,304,883.55	23.31
150,001 - 200,000	149	26,172,228.75	17.78
200,001 - 250,000	97	21,992,267.01	14.94
250,001 - 300,000	42	11,720,750.31	7.96
300,001 - 350,000	15	4,844,038.12	3.29
350,001 - 400,000	14	5,235,611.94	3.56
400,001 - 449,715	3	1,284,250.62	0.87
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.501 - 6.000	2	324,376.13	0.22
6.001 - 6.500	13	2,327,458.56	1.58
6.501 - 7.000	65	9,100,178.78	6.18
7.001 - 7.500	53	7,835,288.59	5.32
7.501 - 8.000	127	18,589,255.59	12.63
8.001 - 8.500	109	15,444,986.31	10.50
8.501 - 9.000	225	27,776,050.05	18.87
9.001 - 9.500	157	18,382,018.43	12.49
9.501 - 10.000	200	20,622,002.92	14.01
10.001 - 10.500	98	9,839,100.67	6.69
10.501 - 11.000	109	10,099,247.81	6.86
11.001 - 11.500	40	3,259,611.11	2.21
11.501 - 12.000	26	2,291,345.37	1.56
12.001 - 12.500	10	969,413.21	0.66
12.501 - 13.000	3	205,519.11	0.14
13.001 - 13.440	2	96,100.00	0.07
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.001 - 4.500	1	228,971.39	0.47
4.501 - 5.000	1	95,404.74	0.20
5.001 - 5.500	7	1,128,188.64	2.31
5.501 - 6.000	14	2,128,872.52	4.35
6.001 - 6.500	30	5,599,681.72	11.45
6.501 - 7.000	58	9,398,792.64	19.22
7.001 - 7.500	55	6,998,669.15	14.31
7.501 - 8.000	82	9,950,608.40	20.35
8.001 - 8.500	57	6,700,754.78	13.70
8.501 - 9.000	26	3,371,682.35	6.89
9.001 - 9.500	20	1,576,268.42	3.22
9.501 - 10.000	10	1,053,396.87	2.15
10.001 - 10.500	6	438,976.17	0.90
10.501 - 11.000	2	201,865.94	0.41
11.001 - 11.490	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PERIOD RATE CAP (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1.000	370	48,907,233.73	100.00
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.501 - 6.000	2	324,376.13	0.66
6.001 - 6.500	2	469,798.79	0.96
6.501 - 7.000	9	1,301,482.80	2.66
7.001 - 7.500	17	3,026,411.17	6.19
7.501 - 8.000	35	6,005,403.78	12.28
8.001 - 8.500	49	8,027,434.37	16.41
8.501 - 9.000	85	11,191,546.71	22.88
9.001 - 9.500	57	6,036,849.99	12.34
9.501 - 10.000	62	7,339,168.61	15.01
10.001 - 10.500	18	2,297,351.06	4.70
10.501 - 11.000	13	969,631.36	1.98
11.001 - 11.500	9	950,856.53	1.94
11.501 - 12.000	8	617,756.49	1.26
12.001 - 12.500	3	314,065.94	0.64
13.001 - 13.440	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
12.501 - 13.000	2	324,376.13	0.66
13.001 - 13.500	2	469,798.79	0.96
13.501 - 14.000	9	1,301,482.80	2.66
14.001 - 14.500	17	3,026,411.17	6.19
14.501 - 15.000	35	6,005,403.78	12.28
15.001 - 15.500	49	8,027,434.37	16.41
15.501 - 16.000	85	11,191,546.71	22.88
16.001 - 16.500	57	6,036,849.99	12.34
16.501 - 17.000	62	7,339,168.61	15.01
17.001 - 17.500	18	2,297,351.06	4.70
17.501 - 18.000	13	969,631.36	1.98
18.001 - 18.500	9	950,856.53	1.94
18.501 - 19.000	8	617,756.49	1.26
19.001 - 19.500	3	314,065.94	0.64
20.001 - 20.440	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
10/01/04 - 10/31/04	3	422,950.30	0.86
11/01/04 - 11/30/04	60	7,547,393.34	15.43
12/01/04 - 12/31/04	58	7,611,640.00	15.56
01/01/05 - 01/31/05	3	339,000.00	0.69
10/01/05 - 10/31/05	6	856,231.87	1.75
11/01/05 - 11/30/05	104	13,702,990.22	28.02
12/01/05 - 12/31/05	124	16,864,878.00	34.48
01/01/06 - 01/31/06	12	1,562,150.00	3.19
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 90	8	339,804.59	0.23
91 - 150	53	3,571,279.68	2.43
151 - 210	169	14,661,765.82	9.96
211 - 270	84	8,542,042.75	5.80
271 - 330	45	5,348,506.38	3.63
331 - 360	880	114,698,553.42	77.94
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	1	24,683.18	0.02
61 - 120	44	2,663,980.95	1.81
121 - 180	176	15,181,212.17	10.32
181 - 240	81	7,835,218.19	5.32
241 - 300	42	4,795,113.31	3.26
301 - 360	895	116,661,744.84	79.27
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	1,226	145,261,916.21	98.71
1 - 1	13	1,900,036.43	1.29
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
16.04 - 20.00	3	184,982.90	0.13
20.01 - 25.00	2	97,819.39	0.07
25.01 - 30.00	1	42,000.00	0.03
30.01 - 35.00	5	483,827.05	0.33
35.01 - 40.00	13	1,378,927.64	0.94
40.01 - 45.00	18	1,576,852.16	1.07
45.01 - 50.00	30	2,930,566.33	1.99
50.01 - 55.00	31	3,103,859.04	2.11
55.01 - 60.00	47	4,917,860.46	3.34
60.01 - 65.00	74	9,540,135.47	6.48
65.01 - 70.00	105	12,208,086.65	8.30
70.01 - 75.00	166	18,264,570.46	12.41
75.01 - 80.00	273	32,212,290.12	21.89
80.01 - 85.00	183	22,706,011.61	15.43
85.01 - 90.00	221	28,349,724.22	19.26
90.01 - 95.00	44	5,270,747.08	3.58
95.01 - 100.00	23	3,893,692.06	2.65
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
469 - 500	19	2,007,914.20	1.36
501 - 550	202	22,278,631.57	15.14
551 - 600	317	37,342,642.00	25.38
601 - 650	380	43,439,823.28	29.52
651 - 700	214	28,243,142.73	19.19
701 - 750	74	10,113,824.91	6.87
751 - 800	32	3,682,144.47	2.50
801 - 808	1	53,829.48	0.04
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0	249	26,940,994.00	18.31
12	152	26,140,905.15	17.76
24	100	12,088,045.51	8.21
30	18	3,693,157.09	2.51
36	720	78,298,850.89	53.21
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	1,173	143,410,198.03	97.45
Second Lien	66	3,751,754.61	2.55
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	1,086	129,508,271.89	88.00
Non-owner	153	17,653,680.75	12.00
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	955	106,763,499.22	72.55
Two-Four Family	153	25,632,457.58	17.42
Condominium	48	5,565,727.32	3.78
Five-Eight Family	25	3,959,123.09	2.69
Multi-Use	24	2,911,812.18	1.98
Manufactured Housing	34	2,329,333.25	1.58
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full	924	103,784,839.68	70.52
No Income Verification	158	22,042,586.20	14.98
Limited	90	12,166,419.50	8.27
Stated Income	67	9,168,107.26	6.23
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A	1,090	131,502,093.39	89.36
B	76	8,347,992.23	5.67
C	54	5,371,923.77	3.65
D	19	1,939,943.25	1.32
Total	1,239	147,161,952.64	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	557	65,919,117.55	44.79
Debt Consolidation	396	47,722,231.01	32.43
Rate/Term Refinance	160	18,126,164.59	12.32
Purchase	126	15,394,439.49	10.46
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	3	277,893.37	0.19
Arkansas	4	333,388.13	0.23
California	2	282,350.11	0.19
Colorado	2	201,259.68	0.14
Connecticut	36	4,791,763.09	3.26
Delaware	5	390,232.99	0.27
Florida	78	7,714,191.54	5.24
Georgia	2	266,101.02	0.18
Illinois	121	16,899,268.66	11.48
Indiana	6	293,493.66	0.20
Kentucky	4	482,288.32	0.33
Louisiana	3	259,712.33	0.18
Maine	6	311,458.15	0.21
Maryland	28	3,185,332.48	2.16
Massachusetts	40	6,564,274.42	4.46
Michigan	43	3,360,211.79	2.28
Minnesota	32	4,149,036.19	2.82
Mississippi	3	219,978.22	0.15
Missouri	35	2,813,100.58	1.91
New Hampshire	3	554,205.00	0.38
New Jersey	90	14,399,949.48	9.79
New Mexico	1	50,000.00	0.03
New York	197	33,557,626.57	22.80
North Carolina	89	9,831,963.00	6.68
Ohio	116	10,607,820.67	7.21
Oklahoma	2	83,181.10	0.06
Oregon	3	321,500.00	0.22
Pennsylvania	138	10,678,456.34	7.26
Rhode Island	14	1,526,624.54	1.04
South Carolina	30	2,777,599.56	1.89
Tennessee	60	5,266,452.69	3.58
Virginia	38	4,174,400.06	2.84
Washington	3	377,300.00	0.26
West Virginia	2	159,538.90	0.11
Total	1,239	147,161,952.64	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Fixed-Rate Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$98,254,719
NUMBER OF LOANS:	869

			Minimum		Maximum
AVG CURRENT BALANCE:	$113,066.42		$24,683.18		$424,825.19

WAVG GROSS COUPON:	8.991%		6.290%		13.240%
WAVG COMB LTV:	77.01%		16.04%		100.00%

WAVG FICO SCORE:	625		469		808

WAVG ORIGINAL TERM:	310	months	60	months	360	months
WAVG REMAINING TERM:	310	months	60	months	360	months
WAVG SEASONING:	0	months	0	months	1	months

TOP PREPAYMENT CONC ($):	76.18 % Prepayment Penalty, 23.82 % No Prepayment Penalty
WAVG REMAINING PREPAY TERM:	27	months	11	months	36	months

TOP STATE CONC ($):	30.86 % New York, 9.24 % North Carolina, 8.03 % New Jersey
MAXIMUM ZIP CODE CONC ($):	1.49% 11207

FIRST PAY DATE:		Nov 01, 2002			Feb 02, 2003
MATURE DATE:		Nov 01, 2007			Jan 02, 2033

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

				% of Aggregate
		Principal Balance		Principal Balance
	Number of	Outstanding as of		Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date		the Stat Calc Date
Fixed Rate	869	98,254,718.91		100.00
Total	869	98,254,718.91		100.00
			.
				% of Aggregate
		Principal Balance		Principal Balance
	Number of	Outstanding as of		Outstanding as of
DELINQUENCY:	Mortgage Loans	the Stat Calc Date		the Stat Calc Date
Current	869	98,254,718.91		100.00
Total	869	98,254,718.91		100.00

				% of Aggregate
		Principal Balance		Principal Balance
	Number of	Outstanding as of		Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Calc Date		the Stat Calc Date
24,683 - 50,000	152	6,293,551.01		6.41
50,001 - 100,000	327	23,875,817.49		24.30
100,001 - 150,000	177	21,967,616.26		22.36
150,001 - 200,000	109	19,183,650.83		19.52
200,001 - 250,000	62	14,063,076.60		14.31
250,001 - 300,000	27	7,562,521.56		7.70
300,001 - 350,000	8	2,557,159.97		2.60
350,001 - 400,000	6	2,326,500.00		2.37
400,001 - 424,825	1	424,825.19		0.43
Total	869	98,254,718.91		100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
6.001 - 6.500	11	1,857,659.77	1.89
6.501 - 7.000	56	7,798,695.98	7.94
7.001 - 7.500	36	4,808,877.42	4.89
7.501 - 8.000	92	12,583,851.81	12.81
8.001 - 8.500	60	7,417,551.94	7.55
8.501 - 9.000	140	16,584,503.34	16.88
9.001 - 9.500	100	12,345,168.44	12.56
9.501 - 10.000	138	13,282,834.31	13.52
10.001 - 10.500	80	7,541,749.61	7.68
10.501 - 11.000	96	9,129,616.45	9.29
11.001 - 11.500	31	2,308,754.58	2.35
11.501 - 12.000	18	1,673,588.88	1.70
12.001 - 12.500	7	655,347.27	0.67
12.501 - 13.000	3	205,519.11	0.21
13.001 - 13.240	1	61,000.00	0.06
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 90	8	339,804.59	0.35
91 - 150	53	3,571,279.68	3.63
151 - 210	167	14,494,676.87	14.75
211 - 270	83	8,491,042.75	8.64
271 - 330	45	5,348,506.38	5.44
331 - 360	513	66,009,408.64	67.18
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60 - 60	1	24,683.18	0.03
61 - 120	44	2,663,980.95	2.71
121 - 180	174	15,014,123.22	15.28
181 - 240	80	7,784,218.19	7.92
241 - 300	42	4,795,113.31	4.88
301 - 360	528	67,972,600.06	69.18
Total	869	98,254,718.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	865	97,633,864.65	99.37
1 - 1	4	620,854.26	0.63
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
16.04 - 20.00	2	135,000.00	0.14
20.01 - 25.00	2	97,819.39	0.10
30.01 - 35.00	4	398,827.05	0.41
35.01 - 40.00	11	1,159,927.64	1.18
40.01 - 45.00	15	1,155,497.98	1.18
45.01 - 50.00	23	2,359,875.73	2.40
50.01 - 55.00	25	2,147,013.60	2.19
55.01 - 60.00	37	3,689,861.11	3.76
60.01 - 65.00	54	6,980,259.07	7.10
65.01 - 70.00	77	8,831,651.23	8.99
70.01 - 75.00	127	13,873,812.39	14.12
75.01 - 80.00	172	18,839,568.20	19.17
80.01 - 85.00	118	13,535,431.67	13.78
85.01 - 90.00	153	18,581,509.98	18.91
90.01 - 95.00	33	3,857,330.61	3.93
95.01 - 100.00	16	2,611,333.26	2.66
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
469 - 500	11	1,108,588.30	1.13
501 - 550	102	10,370,477.25	10.55
551 - 600	199	21,617,671.35	22.00
601 - 650	289	32,522,948.35	33.10
651 - 700	178	21,957,630.45	22.35
701 - 750	63	7,990,080.37	8.13
751 - 800	26	2,633,493.36	2.68
801 - 808	1	53,829.48	0.05
Total	869	98,254,718.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0	229	23,399,882.34	23.82
12	151	25,953,405.15	26.41
24	3	374,505.48	0.38
30	16	3,154,068.43	3.21
36	470	45,372,857.51	46.18
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	803	94,502,964.30	96.18
Second Lien	66	3,751,754.61	3.82
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	750	84,453,552.55	85.95
Non-owner	119	13,801,166.36	14.05
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	659	68,928,211.87	70.15
Two-Four Family	106	17,332,469.34	17.64
Five-Eight Family	25	3,959,123.09	4.03
Condominium	25	3,109,794.31	3.17
Multi-Use	24	2,911,812.18	2.96
Manufactured Housing	30	2,013,308.12	2.05
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full	662	71,089,591.47	72.35
No Income Verification	113	13,947,839.67	14.20
Limited	56	7,963,201.52	8.10
Stated Income	38	5,254,086.25	5.35
Total	869	98,254,718.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A	787	90,418,615.97	92.02
B	46	4,499,920.76	4.58
C	27	2,485,152.74	2.53
D	9	851,029.44	0.87
Total	869	98,254,718.91	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	410	46,815,870.03	47.65
Debt Consolidation	275	30,609,240.64	31.15
Rate/Term Refinance	110	12,205,762.44	12.42
Purchase	74	8,623,845.80	8.78
Total	869	98,254,718.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	2	138,977.74	0.14
Arkansas	2	239,500.00	0.24
California	1	100,000.00	0.10
Colorado	2	201,259.68	0.20
Connecticut	19	2,372,969.76	2.42
Delaware	4	274,232.99	0.28
Florida	55	4,805,883.01	4.89
Georgia	2	266,101.02	0.27
Illinois	56	7,395,907.40	7.53
Indiana	6	293,493.66	0.30
Kentucky	2	268,117.30	0.27
Louisiana	3	259,712.33	0.26
Maine	3	144,250.00	0.15
Maryland	13	1,524,858.43	1.55
Massachusetts	19	3,001,901.69	3.06
Michigan	22	1,530,141.49	1.56
Minnesota	11	900,459.69	0.92
Mississippi	2	120,028.03	0.12
Missouri	26	2,011,710.29	2.05
New Hampshire	2	202,705.00	0.21
New Jersey	55	7,890,701.66	8.03
New York	181	30,321,523.13	30.86
North Carolina	85	9,076,624.34	9.24
Ohio	77	6,663,033.86	6.78
Oklahoma	1	39,981.10	0.04
Oregon	3	321,500.00	0.33
Pennsylvania	103	7,830,471.52	7.97
Rhode Island	8	834,006.46	0.85
South Carolina	29	2,665,654.77	2.71
Tennessee	54	4,578,350.00	4.66
Virginia	17	1,542,362.56	1.57
Washington	3	377,300.00	0.38
West Virginia	1	61,000.00	0.06
Total	869	98,254,718.91	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Adjustable-Rate Mortgage Loans
As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:	$48,907,234
NUMBER OF LOANS:	370

			Minimum		Maximum
AVG CURRENT BALANCE:	$132,181.71		$35,100.00		$449,715.39

WAVG GROSS COUPON:	8.815%		5.990%		13.440%
WAVG GROSS MARGIN:	7.421%		4.440%		11.490%
WAVG PERIOD RATE CAP:	1.000%		1.000%		1.000%
WAVG MIN INT RATE:	8.815%		5.990%		13.440%
WAVG MAX INT RATE:	15.815%		12.990%		20.440%

WAVG NEXT RESET:	32	months	23	months	36	months

WAVG COMB LTV:	79.28%		17.24%		100.00%

WAVG FICO SCORE:	595		500		781

WAVG ORIGINAL TERM:	359	months	180	months	360	months
WAVG REMAINING TERM:	359	months	180	months	360	months
WAVG SEASONING:	0	months	0	months	1	months

TOP PREPAYMENT CONC ($):	92.76 % Prepayment Penalty, 7.24 % No Prepayment Penalty
WAVG REMAINING PREPAY TERM:	32.23	months	12	months	36	months

TOP STATE CONC ($):	19.43 % Illinois, 13.31 % New Jersey, 8.07 % Ohio
MAXIMUM ZIP CODE CONC ($):	1.21% 02124

FIRST PAY DATE:			Nov 01, 2002		Feb 02, 2003
NEXT RATE CHANGE DATE:			Oct 01, 2004		Jan 01, 2006
MATURE DATE:			Nov 01, 2017		Jan 02, 2033

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
3/27 ARMS	246	32,986,250.09	67.45
2/28 ARMS	124	15,920,983.64	32.55
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DELINQUENCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Current	370	48,907,233.73	100.00
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE ($):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
35,100 - 50,000	31	1,383,710.68	2.83
50,001 - 100,000	132	10,054,843.16	20.56
100,001 - 150,000	100	12,337,267.29	25.23
150,001 - 200,000	40	6,988,577.92	14.29
200,001 - 250,000	35	7,929,190.41	16.21
250,001 - 300,000	15	4,158,228.75	8.50
300,001 - 350,000	7	2,286,878.15	4.68
350,001 - 400,000	8	2,909,111.94	5.95
400,001 - 449,715	2	859,425.43	1.76
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.501 - 6.000	2	324,376.13	0.66
6.001 - 6.500	2	469,798.79	0.96
6.501 - 7.000	9	1,301,482.80	2.66
7.001 - 7.500	17	3,026,411.17	6.19
7.501 - 8.000	35	6,005,403.78	12.28
8.001 - 8.500	49	8,027,434.37	16.41
8.501 - 9.000	85	11,191,546.71	22.88
9.001 - 9.500	57	6,036,849.99	12.34
9.501 - 10.000	62	7,339,168.61	15.01
10.001 - 10.500	18	2,297,351.06	4.70
10.501 - 11.000	13	969,631.36	1.98
11.001 - 11.500	9	950,856.53	1.94
11.501 - 12.000	8	617,756.49	1.26
12.001 - 12.500	3	314,065.94	0.64
13.001 - 13.440	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.001 - 4.500	1	228,971.39	0.47
4.501 - 5.000	1	95,404.74	0.20
5.001 - 5.500	7	1,128,188.64	2.31
5.501 - 6.000	14	2,128,872.52	4.35
6.001 - 6.500	30	5,599,681.72	11.45
6.501 - 7.000	58	9,398,792.64	19.22
7.001 - 7.500	55	6,998,669.15	14.31
7.501 - 8.000	82	9,950,608.40	20.35
8.001 - 8.500	57	6,700,754.78	13.70
8.501 - 9.000	26	3,371,682.35	6.89
9.001 - 9.500	20	1,576,268.42	3.22
9.501 - 10.000	10	1,053,396.87	2.15
10.001 - 10.500	6	438,976.17	0.90
10.501 - 11.000	2	201,865.94	0.41
11.001 - 11.490	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MINIMUM RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.501 - 6.000	2	324,376.13	0.66
6.001 - 6.500	2	469,798.79	0.96
6.501 - 7.000	9	1,301,482.80	2.66
7.001 - 7.500	17	3,026,411.17	6.19
7.501 - 8.000	35	6,005,403.78	12.28
8.001 - 8.500	49	8,027,434.37	16.41
8.501 - 9.000	85	11,191,546.71	22.88
9.001 - 9.500	57	6,036,849.99	12.34
9.501 - 10.000	62	7,339,168.61	15.01
10.001 - 10.500	18	2,297,351.06	4.70
10.501 - 11.000	13	969,631.36	1.98
11.001 - 11.500	9	950,856.53	1.94
11.501 - 12.000	8	617,756.49	1.26
12.001 - 12.500	3	314,065.94	0.64
13.001 - 13.440	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAXIMUM RATE (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
12.501 - 13.000	2	324,376.13	0.66
13.001 - 13.500	2	469,798.79	0.96
13.501 - 14.000	9	1,301,482.80	2.66
14.001 - 14.500	17	3,026,411.17	6.19
14.501 - 15.000	35	6,005,403.78	12.28
15.001 - 15.500	49	8,027,434.37	16.41
15.501 - 16.000	85	11,191,546.71	22.88
16.001 - 16.500	57	6,036,849.99	12.34
16.501 - 17.000	62	7,339,168.61	15.01
17.001 - 17.500	18	2,297,351.06	4.70
17.501 - 18.000	13	969,631.36	1.98
18.001 - 18.500	9	950,856.53	1.94
18.501 - 19.000	8	617,756.49	1.26
19.001 - 19.500	3	314,065.94	0.64
20.001 - 20.440	1	35,100.00	0.07
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
10/01/04 - 10/31/04	3	422,950.30	0.86
11/01/04 - 11/30/04	60	7,547,393.34	15.43
12/01/04 - 12/31/04	58	7,611,640.00	15.56
01/01/05 - 01/31/05	3	339,000.00	0.69
10/01/05 - 10/31/05	6	856,231.87	1.75
11/01/05 - 11/30/05	104	13,702,990.22	28.02
12/01/05 - 12/31/05	124	16,864,878.00	34.48
01/01/06 - 01/31/06	12	1,562,150.00	3.19
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
180 - 210	2	167,088.95	0.34
211 - 270	1	51,000.00	0.10
331 - 360	367	48,689,144.78	99.55
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
180 - 180	2	167,088.95	0.34
181 - 240	1	51,000.00	0.10
301 - 360	367	48,689,144.78	99.55
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
SEASONING (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
<= 0	361	47,628,051.56	97.38
1 - 1	9	1,279,182.17	2.62
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV (%):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
17.24 - 20.00	1	49,982.90	0.10
25.01 - 30.00	1	42,000.00	0.09
30.01 - 35.00	1	85,000.00	0.17
35.01 - 40.00	2	219,000.00	0.45
40.01 - 45.00	3	421,354.18	0.86
45.01 - 50.00	7	570,690.60	1.17
50.01 - 55.00	6	956,845.44	1.96
55.01 - 60.00	10	1,227,999.35	2.51
60.01 - 65.00	20	2,559,876.40	5.23
65.01 - 70.00	28	3,376,435.42	6.90
70.01 - 75.00	39	4,390,758.07	8.98
75.01 - 80.00	101	13,372,721.92	27.34
80.01 - 85.00	65	9,170,579.94	18.75
85.01 - 90.00	68	9,768,214.24	19.97
90.01 - 95.00	11	1,413,416.47	2.89
95.01 - 100.00	7	1,282,358.80	2.62
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
500 - 500	8	899,325.90	1.84
501 - 550	100	11,908,154.32	24.35
551 - 600	118	15,724,970.65	32.15
601 - 650	91	10,916,874.93	22.32
651 - 700	36	6,285,512.28	12.85
701 - 750	11	2,123,744.54	4.34
751 - 781	6	1,048,651.11	2.14
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM (Months):	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0	20	3,541,111.66	7.24
12	1	187,500.00	0.38
24	97	11,713,540.03	23.95
30	2	539,088.66	1.10
36	250	32,925,993.38	67.32
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
First Lien	370	48,907,233.73	100.00
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary	336	45,054,719.34	92.12
Non-owner	34	3,852,514.39	7.88
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single Family	296	37,835,287.35	77.36
Two-Four Family	47	8,299,988.24	16.97
Condominium	23	2,455,933.01	5.02
Manufactured Housing	4	316,025.13	0.65
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full	262	32,695,248.21	66.85
No Income Verification	45	8,094,746.53	16.55
Limited	34	4,203,217.98	8.59
Stated Income	29	3,914,021.01	8.00
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GRADE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
A	303	41,083,477.42	84.00
B	30	3,848,071.47	7.87
C	27	2,886,771.03	5.90
D	10	1,088,913.81	2.23
Total	370	48,907,233.73	100.00

The information contained herein has been prepared solely for the use of Wachovia Securities, Inc. and has not been independently verified by Wachovia Securities, Inc.  Accordingly, Wachovia Securities, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Wachovia Securities, Inc. assumes no responsibility for the accuracy of any material contained herein.  The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Cash Out Refinance	147	19,103,247.52	39.06
Debt Consolidation	121	17,112,990.37	34.99
Purchase	52	6,770,593.69	13.84
Rate/Term Refinance	50	5,920,402.15	12.11
Total	370	48,907,233.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Arizona	1	138,915.63	0.28
Arkansas	2	93,888.13	0.19
California	1	182,350.11	0.37
Connecticut	17	2,418,793.33	4.95
Delaware	1	116,000.00	0.24
Florida	23	2,908,308.53	5.95
Illinois	65	9,503,361.26	19.43
Kentucky	2	214,171.02	0.44
Maine	3	167,208.15	0.34
Maryland	15	1,660,474.05	3.40
Massachusetts	21	3,562,372.73	7.28
Michigan	21	1,830,070.30	3.74
Minnesota	21	3,248,576.50	6.64
Mississippi	1	99,950.19	0.20
Missouri	9	801,390.29	1.64
New Hampshire	1	351,500.00	0.72
New Jersey	35	6,509,247.82	13.31
New Mexico	1	50,000.00	0.10
New York	16	3,236,103.44	6.62
North Carolina	4	755,338.66	1.54
Ohio	39	3,944,786.81	8.07
Oklahoma	1	43,200.00	0.09
Pennsylvania	35	2,847,984.82	5.82
Rhode Island	6	692,618.08	1.42
South Carolina	1	111,944.79	0.23
Tennessee	6	688,102.69	1.41
Virginia	21	2,632,037.50	5.38
West Virginia	1	98,538.90	0.20
Total	370	48,907,233.73	100.00